Other disclosures	12 Months Ended
Dec. 31, 2021
Other Disclosures [Abstract]
Other disclosures

SECTION 4Other disclosures

4.1	CAPITAL MANAGEMENT

For the purpose of the Group’s capital management, capital includes issued capital, share premium and all other equity reserves attributable to the equity holders of the Group. The primary objective of the Group’s capital management is to maximize shareholder value while limiting the financial risk. The Board of Directors’ policy is to maintain needed capital base in order to maintain investor, creditor and market confidence.

As of December 31, 2021, the Group held cash totaling DKK 102.3 million (2020: DKK 726.9 million). With reference to note 1.6 management therefore considers it appropriate to prepare these financial statements on a going concern basis.

As of December 31, 2021 the Group has lost more than 50% of it subscribed share capital. On the ordinary general meeting of shareholders on June 29, 2022, the Board of Directors will give an account of the Group’s financial position.

4.2	EQUITY

The following table summarizes the Company’s share activity:

Ordinary
shares
December 31, 2018	19,939,564

Issuance of bonus shares as part of license agreement (note 3.1)	26,060
Issuance of Matching Shares (Note 2.6)	19,175
December 31, 2019	19,984,799

Issuance of bonus shares as part of license agreement (note 3.1)	20,650
Issuance of Matching Shares (Note 2.6)	31,250
Issuance of shares due to exercise of restricted share-units	11,921
Issuance of shares related to directed issue and private placement, February 2020	7,032,937
Issuance of shares related to US listing, September 2020	7,616,146
December 31, 2020	34,697,703
Capital increase, issuance of Matching Shares, net of costs	170,131
Capital increase, Bonus Shares	22,553
Capital increase, issuance of sign-on bonus shares to former CEO	58,000
Capital increase, exercise of RSUs	3,854
December 31, 2021	34,952,241

The Company has never declared or paid any cash dividends on its ordinary shares and does not anticipate doing so in the foreseeable future. The Company intends to use all available financial resources as well as revenue, if any, for purposes of the Company’s current and future business.

In March 2019, the Company issued 19,175 Matching Shares to participants in the 2017 LTIP (see Note 2.6)

In January 2020, the Company issued 20,650 (2019: 26,060) bonus shares to KLSDC and UCL under the terms of the license agreement discussed in Note 3.1.

 In February 2020, the Company completed an offering of 7,032,937 shares in a directed issue and private placement and raised gross proceeds of approximately DKK 745 million and net proceeds of approximately DKK 694 million.

The transaction consisted of a directed issue and private placement of up to 3,961,264 new shares of a nominal value of DKK 1 each (the “New Shares”) and private placement of up to 3,071,673 existing shares of a nominal value of DKK 1 each (the “Existing Shares” and together with the New Shares, the “Offer Shares”) at an offer price of DKK 106 per Offer Share, as determined by the Board of Directors of the Company through a book-building process (the “Offering”). The New Shares will be issued without pre-emption rights for existing shareholders.

The offering of Existing Shares was facilitated by a share loan from Novo Holdings A/S and Orpha Pooling B.V. (the “Lending Shareholders”) to the Company pursuant to a stock lending and subscription agreement with an obligation for the Company to redeliver new shares of an equivalent number as the Existing Shares borrowed by the Company from each of the Lending Shareholders (the “Replacement Shares”), which were issued without pre-emption rights for existing shareholders. The Lending Shareholders did not participate in the Offering and only facilitated the loan of the Lending Shares for purposes of the Company’s offering of Existing Shares in the Offering.

In April 2020, the Company issued 5,378 new shares to board members following the exercise of fully vested RSUs under the 2019 RSU program (see Note 2.5).

In July 2020, the Company issued 31,250 Matching Shares to participants in the 2019 LTIP (see Note 2.6)

In September 2020, the Company listed American Depositary Shares (ADSs) on the Nasdaq Global Select Market. In connection with this listing, we issued and sold 3,650,000 ordinary shares and 3,966,146 ADSs, each representing one ordinary share.  Aggregate gross proceeds from the offering amounted to DKK 534.5 million, or USD 83.7 million translated at the exchange rate on the date the transaction closed.  Orphazyme incurred transaction costs in the amount of DKK 56.6 million in connection with the US listing, which were accounted for as a deduction from equity.

In January 2021, the Company issued 22,553 (2020: 20,650 and 2019: 26,060) bonus shares to KLSDC and UCL under the terms of the license agreement discussed in Note 3.1.

In March 2021, the Company issued 3,854 new shares to board members following the exercise of fully vested RSUs under the 2020 RSU program (see Note 2.6).

In January 2021, the Company issued 170,131 Matching Shares to participants in the 2020 LTIP (see Note 2.6)

In February 2021, the Company issued 58,000 new shares to former CEO, Kim Stratton following the service agreement (see Note 2.6)

As a result of the above transactions, the total nominal share capital of the Company as of December 31, 2021 was DKK 34,952,241, divided into 34,952,241 ordinary shares each with a nominal value of DKK 1.

Pursuant to Section 3 of the Company’s articles of association, the Board of Directors was at December 31, 2021 authorized to increase the Company’s share capital by:

•	Issue of new shares at market price without pre-emption rights by up to a nominal amount of DKK 6,989,767 in the period until 25 March 2026 (Article 3.1 of the Articles of Association)
•

Issue of new shares against cash payment at a subscription price, which may be below the market price, to members of the Board of Directors, executives and/or employees of the Company without pre-emption rights by up to a nominal amount of DKK 1,300,000 in the period until 2 November 2022 (Article 3.2 of the Articles of Association). The authorization in article 3.2 has been partly exercised following which a nominal value of DKK 294,331 of the authorization has been issued.

•

Directed issues of bonus shares, and/or directed issues of new shares effected by cash payment, to Kansas Life Sciences Development Inc. and UCL Business PLC (or entities designated by them), respectively, without pre-emption rights by up to a nominal amount of DKK 15,750,000 in the period until 2 November 2022 (Article 3.3 of the Articles of Association). The capital increase shall take place at par value (i.e. below market price). The value of such new shares to be issued can in any case not exceed a maximum of USD 2.5 million with a fixed exchange rate of DKK 6.30 per 1 USD based on the average closing price of the Company’s shares on Nasdaq Copenhagen A/S for the 30 days immediately prior to the date of issuance. The authorization in article 3.3 has been partly exercised following which a nominal value of DKK 80,643 of the authorization has been issued.

•

Issue of new shares at a subscription price which may be below the market price with pre-emption rights by up to a nominal amount of DKK 25,000,000 in the period until 25 January 2025 (Article 3.4 of the Articles of Association).

•

Issue of new shares against cash payment at a subscription price, which may be below the market price to members of the Board of Directors, executives and/or employees of the Company without pre-emption rights by up to a nominal amount of DKK 1,300,000 in the period until 25 March 2026. The new shares shall be issued (Article 3.5 of the Articles of Association).

The authorisations granted to the Board of Directors at December 31, 2021 pursuant to Articles 3.2 and

3.5 of the Articles of Association could in the aggregate only be exercised to increase the share capital by a maximum nominal amount of DKK 2,000,000.

4.3	LOSS PER SHARE

Basic loss per share for the year is calculated by dividing the net loss for the year by the weighted average number of ordinary shares outstanding during the year. The diluted loss per share is calculated by dividing the net loss for the year by the weighted average number of ordinary shares outstanding during the period increased by the dilutive effect of the assumed issuance of outstanding share-based awards. As a result of the Group incurring losses for each of the years ended December 31, 2021, 2020 and 2019, the potential shares issuable related to outstanding share-based awards have been excluded from the calculation of diluted per share amounts, as the effect of such shares is anti-dilutive.

Basic and diluted loss per share for the years presented have been adjusted retrospectively to include the 2019 Bonus Shares, the 2020 Bonus Shares and the 2021 Bonus Shares discussed in Note 3.1 in the number of weighted average shares outstanding for the years ended December 31, 2021, 2020 and 2019. This results in the comparative figures for 2020 and 2019 being updated accordingly.

The following reflects the net loss attributable to shareholders and share data used in the basic and diluted earnings/(loss) per share computations for the years ended December 31:

	2021	2020	2019
Net loss for the year (DKK 000)	(626,539)	(633,246)	(337,497)
Weighted-average shares outstanding	34,924,702	28,366,469	20,024,692
Loss per share	(17.94)	(22.32)	(16.85)

4.4	FINANCIAL RISKS

The Group’s activities expose it to a number of financial risks whereby future events, which can be outside the control of the Group, could have a material effect on its financial position and results of operations. The known risks include foreign currency, interest and credit risk and there could be other risks currently unknown to Management. The Group has not historically hedged its financial risks.

Liquidity Risk

At December 31, 2021, the Group’s liquidity risk was assessed to be high. Management continuously assesses the Group’s capital structure in order to evaluate whether its liquidity reserves allow it to achieve its business objectives. At December 31, 2021, the available liquidity reserves, including funded capital in subsequent period, were assessed to be sufficient for the Group to meet its planned operating activities, including decreased levels of research and development activities, in the normal course of business for at least the next twelve months.

Foreign Currency Risk

The Group’s foreign currency risk is assessed to be high. The Group conducts cross border transactions where the functional currency of the respective group entity is not always used. Accordingly, future changes in the exchange rates of the DKK against the EUR, the USD, the CHF and/or the GBP will expose the Group to currency gains or losses that will impact the reported amounts of assets, liabilities, income and expenses and the impact could be material.

Interest Rate Risk

The Group’s interest rate risk is assessed to be low. The Group has a borrowing on which it incurs a fixed rate of interest (see Note 3.6). In addition, due to the current interest level in Denmark, the Group incurs negative interest on bank deposits.

Credit Risk

The Group’s credit risk is assessed to be low. The Group’s credit risk is associated with cash held in banks. The Company does not trade financial assets for speculative purposes and invests with the objective of preserving capital. The Company’s cash is held primarily at two banks in Denmark with Moody’s long-term credit ratings exceeding of A1.

The Group has prepared a sensitivity analysis in order to assess the potential impact on the Group’s net loss for possible fluctuations in the EUR and USD exchange rates against the DKK and the impact for the possible fluctuations in the interest rate on bank deposits in Denmark and in the USA. The methods and assumptions used are consistent with prior year and consider increases and decreases in the Group’s three main currencies, as well as reasonable fluctuations in the interest rate on its bank deposits. Based on these analyses, if interest rates on our cash deposits would have fluctuated by +/- 1%, the impact on the Group’s net loss for the year ended December 31, 2021 would have been approximately DKK 14 thousand (2020: DKK 36 thousand; 2019: DKK 8 thousand).

The impact of currency fluctuations on the Group’s net loss is shown in the table below:

		Effect	Effect	Effect
	Currency	2021	2020	2019
Currency	fluctuation	TDKK	TDKK	TDKK
EUR	+/- 2%	284	538	503
USD	+/-10%	19,239	22,178	21
CHF	+/-10%	508	611	-
GBP	+/-10%	22	199	461

4.5	REMUNERATION OF BOARD OF DIRECTORS AND EXECUTIVE MANAGEMENT

Executive Management consists of the Company’s Chief Executive Officer and the Chief Financial Officer, also the registered management of the Company. In July 2019, Orphazyme announced that the Board of Directors appointed Kim Stratton as the new Chief Executive Officer, succeeding Anders Hinsby on October 1, 2019.

Ms. Stratton resigned from her position at Orphazyme on December 10, 2020.  As part of the separation agreement, Ms. Stratton will continue to receive her monthly base salary during 2021 and on December 31, 2021 she will receive severance pay equal to one year’s base salary.  Therefore, as of December 31, 2020, two times her base salary is additionally recognized as salary expense. Subsequent to December 31, 2020, Ms. Stratton received 35,304 Matching Shares as part of the 2020 LTIP program and will receive 58,000 ordinary shares as part of the sign-on bonus described in Note 2.5. As of December 31, 2020, 52,956 Performance Shares had vested as part of the 2020 LTIP program. These awards will be settled in January 2024 based on the development of the Company’s share price (Note 2.5).

In March 2021, Orphazyme announced that the Board of Directors appointed Christophe Bourdon as the new Chief Executive Officer, succeeding Interim Chief Executive Officer Anders Fink Vadsholt April 1, 2021.

The Executive Management is eligible to receive an annual performance-based cash bonus subject to certain predefined corporate and individual goals as determined by the Board of Directors on an annual basis. A cash bonus received under the short-term incentive program may not exceed 100% of the annual fixed salary of the participants.  As part of the separation agreement, Ms. Stratton is entitled to the annual performance-based cash bonus. The Executive Management is also eligible to receive an extraordinary bonus at the discretion of the Board of Directors.

The following table presents remuneration to the Executive Management for the years ended December 31, 2021, 2020 and 2019.

REMUNERATION TO INDIVIDUAL
MEMBERS OF EXECUTIVE MANAGEMENT (DKK 000)	2021	2020	2019
Anders Vadsholt (CFO and interim CEO)
Salary	2,376	2,324	1,803
Bonus	585	2,491	1,250
Share-based compensation	2,164	2,805	406
Other employee benefits	277	983	260
Total	5,402	8,603	3,719
Christophe Bourdon (CEO from April 1, 2021)
Salary	2,925	—	—
Bonus	1,330	—	—
Share-based compensation (1)	4,967	—	—
Other employee benefits	107	—	—
Total	9,329	—	—
Kim Stratton (CEO through December 31, 2020)
Salary	—	11,001	962
Bonus	—	3,500	1,025
Share-based compensation	—	7,359	—
Other employee benefits	—	2,542	215
Total	—	24,402	2,202
Anders Hinsby (former CEO)
Salary	—	—	2,424
Bonus	—	—	1,038
Share-based compensation	—	—	294
Other employee benefits	—	—	270
Total	—	—	4,026
Total remuneration to the Executive Management	14,731	33,005	9,947

(1)	includes two times share based compensation. Both sign-on bonus and LTIP 2021 program, both described in note 2.6

Remuneration paid to members of the Board of Directors is made up of board and committee fees, a travel allowance, ad-hoc fees for additional services provided as described in Note 4.6, and share-based compensation related to the Restricted Share Units (RSUs) as described in Note 2.6. Board remuneration is recognized as general and administrative expenses in the Statement of Profit or Loss. The following table lists Board of Directors remuneration for the years ended December 31:

REMUNERATION TO INDIVIDUAL MEMBERS
OF THE BOARD OF DIRECTORS (DKK 000)
	2021	2020	2019
Georges Gemayel (Chairman of the Board)
Board and committee fees	659	565	470
Ad hoc board fees (1)	1,312	186	—
Travel allowance	30	27	64
Share-based compensation	164	161	28
Total	2,165	939	562
Bo Jesper Hansen (Deputy Chairman of the Board)
Board and committee fees	447	421	395
Ad hoc board fees	—	112	—
Travel allowance	97	34	46
Share-based compensation	68	102	21
Total	612	669	462
Martin Bonde
Board and committee fees	318	276	259
Travel allowance	—	—	—
Share-based compensation	48	73	16
Total	366	349	275
Martijn Kleijwegt
Board and committee fees	161	304	285
Travel allowance	—	35	46
Share-based compensation	25	73	16
Total	186	412	347
Rémi Droller (2)
Board and committee fees	(828)	288	270
Travel allowance	(90)	25	46
Share-based compensation	(89)	73	16
Total	(1,007)	386	332
Sten Verland
Board and committee fees	81	327	309
Travel allowance	—	1	—
Share-based compensation	25	73	16
Total	106	401	325
Anders Hedegaard
Board and committee fees	153	288	270
Travel allowance	—	13	46
Share-based compensation	25	73	16
Total	178	374	332
Catherine Moukheibir
Board and committee fees	353	355	336
Ad hoc boord fees	—	112	—
Travel allowance	—	23	46
Share-based compensation	25	73	16
Total	378	563	398
Carrolee Barlow
Board and committee fees	320	77	—
Travel allowance	—	—	—
Share-based compensation	80	145	—
Total	400	222	—
Stephanie Okey
Board and committee fees	247	—	—
Ad hoc boord fees	107
Share-based compensation	72	—	—
Total	426	—	—
Andrew Mercieca
Board and committee fees	24	—	—
Total	24	—	—
Total remuneration to the Board of Directors	3,834	4,315	3,033
(1)	George Gemayel received ad-hoc fee in connection with a consultancy agreement for support during the interim period until Christophe Bourdon joined as CEO in April 2021
(2)	Rémi Droller resigned effective as of June 30, 2021. At the same time all historical board fee was reversed.

4.6	RELATED PARTIES

Orphazyme A/S, incorporated in Denmark, is the ultimate parent company of the Group, which wholly owns Orphazyme US, Inc and Orphazyme Switzerland GmbH. These three entities are considered related parties. Orphazyme A/S is not ultimately controlled by any of its investors. Major investors owning more than 10% of the Company are considered related parties.

For the years ended December 31, 2021, 2020 and 2019, the following related party transactions were identified:

•	Remuneration to Executive Management (Note 4.5)
•	Remuneration to the Board of Directors (Note 4.5)
•	Participation of Executive Management in the 2017 LTIP, the 2019 LTIP and the 2020 LTIP (Note 2.5)
•	Participation of the Board members in the 2019 RSU and 2020 RSU programs (Note 2.5)
•

Share lending arrangement in connection with the directed issue and private placement in February 2020 (Note 4.2).  We entered into a Stock Lending and Subscription Agreement on February 6, 2020 with Danske Bank A/S, Orpha Pooling B.V. and Novo Holdings A/S, pursuant to which we borrowed 3,071,673 existing ordinary shares (the Lending Shares) from Orpha Pooling B.V. and Novo Holdings A/S, major investors at the time, through Danske Bank A/S as settlement agent in order for us to place such ordinary shares in a private placement. The Lending Shares were borrowed subject to an obligation for us to issue new ordinary shares of an equivalent number as the Lending Shares placed in this private placement, or the Listing Shares, and for Danske Bank A/S to use the proceeds from the sale of Lending Shares in the private placement to subscribe for the Listing Shares and deliver the Listing Shares to the Orpha Pooling B.V. and Novo Holdings A/S. The Listing Shares were issued and delivered, as agreed, on February 11, 2020.

•

Ad-hoc fees paid to certain members of the Board of Directors in connection for their support during the US listing process in 2020.  Total ad-hoc fees amounted to EUR 55,000 (DKK 0.4 million) and was recorded in the statement of profit or loss and other comprehensive income.

•

Ad-hoc fees paid to the Chairman of the Board in 2020 connection with a consultancy agreement for support during the interim period until a new CEO is hired.  As part of this agreement, Orphazyme has paid the Chairman of the Board an up-front payment of EUR 88,605 (DKK 0.7 million) in December 2020, which is recognized as a prepayment in the statement of financial position.  An additional payment of 100% of his aggregate annual board and committee fees is payable in June 2021.  In addition to cash compensation, the Chairman has been granted 4.351 RSUs under the 2020-2 RSU program (see Note 3.5).  The full remuneration to the Chairman of the Board under this consultancy agreement is subject to the approval of the shareholders at the Company’s annual general meeting in March 2021.

As of December 31, 2021 and 2020, the Company did not have any amounts receivable from related parties and therefore recorded no related impairment. The Company has not granted any loans, guarantees, or other commitments to or on behalf of any of the members of the Board of Directors or Executive Management.  For amounts payable to the Board of Directors, please see Note 3.6.

Executive Management and members of the Board of Directors had the following shareholding in Orphazyme A/S for the years ended December 31:

	Number of	Number of	Number of
	shares owned	shares owned	shares owned
	2021	2020	2019
Anders Vadsholt	160,717	143,156	132,595
Christophe Bourdon	—	—	—
Kim Stratton	—	50,600	—
Anders Hinsby (Former CEO)	—	—	209,596

	December 31, 2021			December 31, 2020		December 31, 2019
		Number of	Number of		Number of
MEMBERS OF THE	Number of	Unvested	Unexercised	Number of	Unvested	Number of
BOARD OF DIRECTORS:	shares owned	RSUs 2021	RSUs 2020	shares owned	RSUs 2019	shares owned
Georges Gemayel	100,809	9,222	—	100,809	4,351	97,358
Bo Jesper Hansen	143,234	2,849	—	143,234	2,689	100,545
Martijn Kleijwegt	1,927	—	—	—	1,927	—
Martin Bonde	47,936	2,042	—	47,936	1,927	46,009
Rémi Droller	—	—	—	—	1,927	—
Sten Verland	—	—	—	—	1,927	—
Anders Hedegaard	15,677	—	—	15,677	1,927	13,750
Catherine Moukheibir	9,907	—	—	7,980	1,927	7,980
Carrolee Barlow	—	2,042	—	—	4,391	—

4.7	FEES TO AUDITORS

The following table presents the fees to our independent registered public accounting firm, EY Godkendt Revisionspartnerselskab (“EY”), recognized in general and administrative expenses in the Statement of Profit or Loss for the years ended December 31.  This note was prepared in accordance with the requirements of the Danish Financial Statements Act:

DKK 000	2021	2020	2019
Audit services	2,743	2,416	2,244
Audit-related services	430	803	882
Other assistance	753	3,795	—
Total fees to auditors	3,926	7,014	3,126

Audit services

Audit services consist of fees billed for professional services rendered by EY for the audit of our annual consolidated financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. With reference to the events disclosed in note 1.6 , the fee for audit services have increased compared to 2020.

Audit-Related services

Audit-related services consist of assurance and related services performed by EY that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit services".

Other assistance

In 2020, other assistance consists of services provided by EY for other permitted services, including fees for work performed by EY in connection with the U.S. listing in September 2020

In 2021, other assistance consists of services provided by EY for other permitted services, including fees for work performed by EY in connection with the U.S. At -the-Market offering program in November 2021

Pre-approval policies

The Audit Committee assesses and pre-approves all services provided by the statutory auditors. The pre-approval includes the type of service and a fee budget.